Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of ___, 20231, is by and among CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), 4400 Holdings, LLC, a Texas limited liability company (“4400”), Pogo Resources Management, LLC (each, a “Holder” and collectively, the “Holders”), and HNR Acquisition Corp., a Delaware corporation (the “Company”).

RECITALS

A. The parties desire that, upon the terms and subject to the conditions and limitations set forth herein, the Company may issue to the Holders, (a) 2,000,000 Class B Units of HNRA Upstream, LLC (“OpCo”) (the “OpCo Class B Units”), which shall be equal to 2,000,000 shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A Shares”) issuable upon exercise of the OpCo Holder Redemption Right (as defined in the Purchase Agreement) and (b) 2,000,000 shares of Class B common stock of the Company, par value $0.0001 per share (together with the Class A Shares, the “Common Stock”), pursuant to the Amended and Restated Membership Interest Purchase Agreement dated August 28, 2023 (the “Purchase Agreement”), subject to any proportional adjustment to reflect any stock split, combination of shares, stock dividend, reorganization, recapitalization or other similar event affecting the Common Stock occurring after the date of the Purchase Agreement and prior to the Closing so as to provide the Holders the same economic effect as contemplated by the Purchase Agreement prior to such change.

B. Pursuant to the terms of, and in consideration for the Holders entering into, the Purchase Agreement, and to induce the Holders to execute and deliver the Purchase Agreement, the Company has agreed to provide the Holders with certain registration rights with respect to the Registrable Securities (as defined herein) as set forth herein;

AGREEMENT

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Company and the Holders hereby agree as follows:

1. Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a) “Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

(b) “Allowable Grace Period” shall have the meaning assigned to such term in Section 3(o).

[1] NTD:	This agreement will be signed on the closing date.

(c) “Blue Sky Filing” shall have the meaning assigned to such term in Section 6(a).

(d) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(e) “CIC” shall have the meaning assigned to such term in the preamble of this Agreement.

(f) “Claims” shall have the meaning assigned to such term in Section 6(a).

(g) “Class A Shares” shall have the meaning assigned to such term in the recitals to this Agreement.

(h) “Commission” means the U.S. Securities and Exchange Commission or any successor entity.

(i) “Common Stock” shall have the meaning assigned to such term in the recitals to this Agreement.

(j) “Company” shall have the meaning assigned to such term in the preamble of this Agreement.

(k) “DenCo” shall have the meaning assigned to such term in the preamble of this Agreement.

(l) “DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Holder’s or its designee’s specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

(m) “Effective Date” means the date that the applicable Registration Statement has been declared effective by the Commission.

(n) “Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

(o) “Holder Party” shall have the meaning assigned to such term in Section 6(a).

(p) “Indemnified Damages” shall have the meaning assigned to such term in Section 6(a).

(q) “Initial Registration Statement” shall have the meaning assigned to such term in Section 2(a).

(r) “Maximum Number of Securities” shall have the meaning assigned to such term in Section 2(f).

(s) “New Registration Statement” shall have the meaning assigned to such term in Section 2(b).

(t) “OpCo” shall have the meaning assigned to such term in the recitals to this Agreement.

(u) “OpCo Class A Units” shall have the meaning assigned to such term in the recitals to this Agreement.

(v) “OpCo Class B Units” shall have the meaning assigned to such term in the recitals to this Agreement.

(w) “Participating Holder” shall have the meaning assigned to such term in Section 2(e).

(x) “Person” means any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority.

(y) “Piggyback Registration” shall have the meaning assigned to such term in Section 2(h)(i).

(z) “Prospectus” means the prospectus in the form included in the Registration Statement at the applicable Effective Date of the Registration Statement, as supplemented from time to time by any Prospectus Supplement, including the documents incorporated by reference therein.

(aa) “Prospectus Supplement” means any prospectus supplement to the Prospectus filed with the Commission from time to time pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein.

(bb) “Purchase Agreement” shall have the meaning assigned to such term in the recitals to this Agreement.

(cc) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the Commission.

(dd) “Registrable Securities” means the shares of Class A Shares issuable upon the exercise of the OpCo Holder Redemption Right, as such term is defined in the Purchase Agreement.

(ee) “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale by the Holders of Registrable Securities, as such registration statement or registration statements may be amended and supplemented from time to time, including all documents filed as part thereof or incorporated by reference therein.

(ff) “Registration Period” shall have the meaning assigned to such term in Section 3(a).

(gg) “Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration.

(hh) “Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the Commission providing for offering securities on a delayed or continuous basis.

(ii) “Staff” shall have the meaning assigned to such term in Section 2(b).

(jj) “Trading Day” means any days during the course of which the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTCQB, the OTCBB or the NYSE Euronext, whichever is at the time the principal trading exchange or market for the Common Stock is open for the exchange of securities.

(kk) “Underwritten Offering” means a registration effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.in which securities of the Company are sold to an underwriter in a firm commitment underwriting for distribution to the public.

(ll) “Underwritten Shelf Takedown” shall have the meaning assigned to such term in Section 2(e).

(mm) “Violations” shall have the meaning assigned to such term in Section 6(a).

2. Registration, Demand Rights and Piggyback Rights.

(a) Mandatory Registration. The Company shall, no later than thirty (30) days following the Closing as defined in the Purchase Agreement, file with the Commission an initial Registration Statement on Form S-1 (or any successor form) covering the resale by the Holders of all of the Registrable Securities so as to permit the resale of such Registrable Securities by the Holders under Rule 415 under the Securities Act (the “Initial Registration Statement”). The Company shall use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the Commission as soon as reasonably practicable following the filing thereof with the Commission. The Company shall use commercially reasonable efforts to convert the Form S-1 (and any subsequent Registration Statement) to a shelf registration statement on Form S-3 as promptly as practicable after the Company is eligible to use a Form S-3 Shelf.

(b) Sufficient Number of Shares Registered. If at any time all Registrable Securities are not covered by the Initial Registration Statement filed pursuant to Section 2(a), the Company shall use its commercially reasonable efforts to file with the Commission one or more additional Registration Statements so as to cover all of the Registrable Securities not covered by such initial Registration Statement, in each case, as soon as practicable (taking into account any position of the staff of the Commission (“Staff”) with respect to the date on which the Staff will permit such additional Registration Statement(s) to be filed with the Commission and the rules and regulations of the Commission) (each such additional Registration Statement, a “New Registration Statement”). The Company shall use its commercially reasonable efforts to cause each such New Registration Statement to become effective as soon as reasonably practicable following the filing thereof with the Commission. Any such New Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form at the time of filing. Otherwise, such New Registration Statement shall be on another appropriate form.

(c) Offering. If the Staff or the Commission seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Holders on a delayed or continuous basis under Rule 415, or if after the filing of any Registration Statement pursuant to Section 2(a) or Section 2(b), the Company is otherwise required by the Staff or the Commission to reduce the number of Registrable Securities included in such Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Registration Statement (after consultation with the Holders and their legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the Commission shall so permit such Registration Statement to become effective and be used as aforesaid. Notwithstanding anything in this Agreement to the contrary, if after giving effect to the actions referred to in the immediately preceding sentence, the Staff or the Commission does not permit such Registration Statement to become effective and be used for resales by the Holders on a delayed or continuous basis under Rule 415, the Company shall not request acceleration of the Effective Date of such Registration Statement, the Company shall promptly (but in no event later than 48 hours) request the withdrawal of such Registration Statement pursuant to Rule 477 under the Securities Act. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall use its commercially reasonable efforts to file one or more New Registration Statements with the Commission in accordance with Section 2(b) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the Prospectuses contained therein are available for use by the Holders.

(d) Any Registrable Security shall cease to be a “Registrable Security” at the earliest of the following: (i) when a Registration Statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement; and (ii) when such Registrable Security is held by the Company or one of its Subsidiaries (as defined in the Purchase Agreement).

(e) Requests of Underwritten Shelf Takedowns. At any time and from time to time and when an effective Registration Statement is on file with the Commission, the Holders (the “Participating Holders”) may request to sell all or any portion of their Registrable Securities in an Underwritten Offering that is registered pursuant to such Registration Statement (each, an “Underwritten Shelf Takedown”); provided that the Company shall be obligated to effect an Underwritten Shelf Takedown only if such offering shall include Registrable Securities proposed to be sold by a Participating Holder with a total offering price reasonably expected to exceed, in the aggregate, $5 million. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. The Participating Holders shall have the right to select the managing underwriter or underwriters for such offering. The Participating Holders may demand not more than two (2) Underwritten Shelf Takedowns, pursuant to this Section 2(e), in any twelve (12) month period.

(f) Reduction of Underwritten Offering. If the managing underwriter or underwriters in an Underwritten Shelf Takedown advises the Company and the Participating Holders in writing that the dollar amount or number of Registrable Securities that such Participating Holders desire to sell, taken together with all other Common Stock or other equity securities, if any, that the Company desires to sell and all other Common Stock or other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other stockholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, before including any Common Stock or other equity securities proposed to be sold by the Company or by other holders of Common Stock or other equity securities, (A) first, the Registrable Securities of the Participating Holders that can be sold without exceeding the Maximum Number of Securities, (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities.

(g) Withdrawal. Prior to the filing of the applicable “red herring” Prospectus or Prospectus Supplement used for marketing such Underwritten Shelf Takedown, the Participating Holders shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification to the Company and the underwriter or underwriters (if any) of their intention to withdraw from such Underwritten Shelf Takedown. If withdrawn, a demand for an Underwritten Shelf Takedown will not constitute a demand for an Underwritten Shelf Takedown by the Holder for purposes of Section 2(e). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Shelf Takedown prior to its withdrawal under this Section 2(g).

(h) Piggyback Registration.

(i) If, at any time after the date of this Agreement, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Section 2 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to the Holder as soon as practicable but not less than fourteen (14) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, in such offering, and (B) offer to the Holders the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registration, a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holder pursuant to this Section 2(h) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Piggyback Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2(h) shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such Underwritten Offering by the Company.

(ii) If the managing underwriter or underwriters in an underwritten registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders in writing that the dollar amount or number of shares of Common Stock that the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which registration has been demanded pursuant to separate written contractual arrangements with Persons other than the Holders hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2(h) hereof, and (iii) the shares of Common Stock, if any, as to which registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(A) If the registration is undertaken for the Company’s account, the Company shall include in any such registration (x) first, Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (y) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (x), the Registrable Securities of the Holders exercising their rights to register their Registrable Securities pursuant to this Section 2(h) hereof which can be sold without exceeding the Maximum Number of Securities; and (z) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (x) and (y), Common Stock, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(B) If the registration is pursuant to a request by Persons other than the Holders, then the Company shall include in any such registration (w) first, Common Stock or other equity securities, if any, of such requesting Persons, other than the Holder, which can be sold without exceeding the Maximum Number of Securities; (x) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (w), the Registrable Securities of the Holder exercising his rights to register his Registrable Securities pursuant to this Section 2(h) which can be sold without exceeding the Maximum Number of Securities; (y) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (w) and (x), Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (z) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (w), (x) and (y), Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities.

(C) The Holders shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the underwriter or underwriters (if any) of their intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal.

(D) For purposes of clarity, any Piggyback Registration effected pursuant to this Section 2(h) hereof shall not be counted as an Underwritten Shelf Takedown under Section 2(e) hereof.

3. Related Obligations.

The Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, during the term of this Agreement, the Company shall have the following obligations:

(a) The Company shall promptly prepare and file with the Commission the Initial Registration Statement pursuant to Section 2(a) hereof and one or more New Registration Statements pursuant to Section 2(b) hereof with respect to the Registrable Securities, and the Company shall use its commercially reasonable efforts to cause each such Registration Statement to become effective as soon as practicable after such filing. Subject to Allowable Grace Periods, the Company shall keep each Registration Statement effective (and the Prospectus contained therein available for use) pursuant to Rule 415 for resales by the Holders on a continuous basis at all times until the earlier of (i) the date on which the Holders shall have sold all of the Registrable Securities covered by such Registration Statement or (ii) the date on which all such Registrable Securities cease to be “Registrable Securities” (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement (but subject to the provisions of Section 3(o) hereof), the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the Prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the Commission, as soon as reasonably practicable after the date that the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be), a request for acceleration of effectiveness of such Registration Statement to a time and date as soon as reasonably practicable in accordance with Rule 461 under the Securities Act.

(b) Subject to Section 3(o) of this Agreement, the Company shall use its commercially reasonable efforts to prepare and file with the Commission such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection with each such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep each such Registration Statement effective (and the Prospectus contained therein current and available for use) at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Holders. Without limiting the generality of the foregoing, the Company covenants and agrees that at or before 8:30 a.m. (New York City time) on the second Business Day immediately following the Effective Date of the Initial Registration Statement and any New Registration Statement (or any post-effective amendment thereto), the Company shall file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (or post-effective amendment thereto). The Company consents to the use of the Prospectus (including, without limitation, any supplement thereto) included in each Registration Statement in accordance with the provisions of the Securities Act and with the securities or “Blue Sky” laws of the jurisdictions in which the Registrable Securities may be sold by the Holders, in connection with the resale of the Registrable Securities and for such period of time thereafter as such Prospectus (including, without limitation, any supplement thereto) (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required by the Securities Act to be delivered in connection with resales of Registrable Securities.

(c) The Company shall (A) permit legal counsel for the Holders an opportunity to review and comment upon (i) each Registration Statement at least five (5) Business Days prior to its filing with the Commission and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the Prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or Prospectus Supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the Commission, and (B) shall reasonably consider any comments of the Holders and their legal counsel on any such Registration Statement or amendment or supplement thereto or to any Prospectus contained therein. The Company shall promptly furnish to the Holders and their counsel, without charge, (i) electronic copies of any correspondence from the Commission or the Staff to the Company or its representatives relating to each Registration Statement (which correspondence shall be redacted to exclude any material, non- public information regarding the Company or any of its Subsidiaries), (ii) after the same is prepared and filed with the Commission, one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Holders, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto; provided, however, the Company shall not be required to furnish any document (other than the Prospectus, which may be provided in .PDF format) to the Holders and their legal counsel to the extent such document is available on EDGAR).

(d) Without limiting any obligation of the Company under the Purchase Agreement, the Company shall promptly furnish to the Holders, without charge, (i) after the same is prepared and filed with the Commission, at least one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Holders, all exhibits thereto, (ii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holders may reasonably request from time to time) and (iii) such other documents, including, without limitation, copies of any final Prospectus and any Prospectus Supplement thereto, as the Holders may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Holders; provided, however, the Company shall not be required to furnish any document (other than the Prospectus, which may be provided in .PDF format) to the Holders to the extent such document is available on EDGAR).

(e) The Company shall take such action as is reasonably necessary to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Holders of the Registrable Securities covered by a Registration Statement under such other securities or “Blue Sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Holders and their legal counsel of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “Blue Sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f) The Company shall notify the Holders and their legal counsel in writing of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (of such supplement or amendment to the Holders and their legal counsel (or such other number of copies as such legal counsel or the Holders may reasonably request). The Company shall also promptly notify Holders and their legal counsel in writing (i) when a Prospectus or any Prospectus Supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Holders and their legal counsel by facsimile or e-mail on the same day of such effectiveness), and when the Company receives written notice from the Commission that a Registration Statement or any post-effective amendment will be reviewed by the Commission, (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate and (iv) of the receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related Prospectus. The Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to a Registration Statement or any amendment thereto. Nothing in this Section 3(f) shall limit any obligation of the Company under the Purchase Agreement.

(g) The Company shall (i) use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the use of any Prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time and (ii) notify the Holders and their legal counsel of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding.

(h) The Company shall hold in confidence and not make any disclosure of information concerning the Holders provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the Securities Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non- appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document (as defined in the Purchase Agreement). The Company agrees that it shall, upon learning that disclosure of such information concerning the Holders is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holders and allow the Holders, at the Holders’ expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(i) Without limiting any obligation of the Company under the Purchase Agreement, the Company shall use its commercially reasonable efforts to cause all of the Registrable Securities covered by each Registration Statement to be listed on the NYSE American or such other national stock exchange as applicable. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

(j) The Company shall cooperate with the Holders and, to the extent applicable, facilitate the timely preparation and delivery of Registrable Securities, as DWAC Shares if requested by a Holder, to be offered pursuant to a Registration Statement and enable such DWAC Shares to be in such denominations or amounts (as the case may be) as the Holders may reasonably request from time to time. Holders hereby agrees that it shall cooperate with the Company, its counsel and transfer agent in connection with any issuances of DWAC Shares, and hereby represents, warrants and covenants to the Company that that it will resell such DWAC Shares only pursuant to the Registration Statement in which such DWAC Shares are included, in a manner described under the caption “Plan of Distribution” in such Registration Statement, and in a manner in compliance with all applicable U.S. federal and state securities laws, rules and regulations, including, without limitation, any applicable prospectus delivery requirements of the Securities Act. At the time such DWAC shares are offered and sold pursuant to the Registration Statement, such DWAC Shares shall be free from all restrictive legends may be transmitted by the transfer agent to the Holders by crediting an account at DTC as directed in writing by the Holders.

(k) Upon the written request of the Holders, the Company shall as soon as reasonably practicable after receipt of notice from the Holders and subject to Section 3(o) hereof, (i) incorporate in a Prospectus Supplement or post-effective amendment such information as the Holders reasonably request to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such Prospectus Supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus Supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or Prospectus contained therein if reasonably requested by the Holders.

(l) The Company shall make generally available to its security holders (which may be satisfied by making such information available on EDGAR) as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of each Registration Statement.

(m) The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(n) Within one (1) Business Day after each Registration Statement which covers Registrable Securities is declared effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders) confirmation that such Registration Statement has been declared effective by the Commission.

(o) Notwithstanding anything to the contrary contained herein (but subject to the last sentence of this Section 3(o)), at any time after the Effective Date of a particular Registration Statement, the Company may, upon written notice to Holders, suspend Holders’ use of any prospectus that is a part of any Registration Statement (in which event the Holders shall discontinue sales of the Registrable Securities pursuant to such Registration Statement contemplated by this Agreement, but shall settle any previously made sales of Registrable Securities) if the Company (x) is pursuing an acquisition, merger, tender offer, reorganization, disposition or other similar transaction and the Company determines in good faith that (A) the Company’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in such Registration Statement or other registration statement or (B) such transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause any Registration Statement (or such filings) to be used by Holders or to promptly amend or supplement any Registration Statement contemplated by this Agreement on a post effective basis, as applicable, or (y) has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company, would materially adversely affect the Company (each, an “Allowable Grace Period”); provided, however, that in no event shall the Holders be suspended from selling Registrable Securities pursuant to any Registration Statement for a period that exceeds 45 consecutive Trading Days or an aggregate of 90 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice, but in any event within one (1) Business Day of such disclosure or termination, to the Holders and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement (including as set forth in the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable). Notwithstanding anything to the contrary contained in this Section 3(o), the Company shall cause its transfer agent to deliver DWAC Shares to a transferee of the Holders in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which (i) the Company has made a sale to Holders and (ii) the Holders have entered into a contract for sale, and delivered a copy of the Prospectus included as part of the particular Registration Statement to the extent applicable, in each case prior to the Holders’ receipt of the notice of an Allowable Grace Period and for which the Holders have not yet settled.

4. Obligations of the Holders.

(a) At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement (or such shorter period to which the parties agree), the Company shall notify the Holders in writing of the information the Company requires from the Holders with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Holders that the Holders shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) The Holders, by their acceptance of Registrable Securities, agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless the Holders have notified the Company in writing of the Holders’ election to exclude all of the Holders’ Registrable Securities from such Registration Statement.

(c) The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(o) or the first sentence of Section 3(f), the Holders shall immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Holders’ receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(o) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary in this Section 4(c), the Company shall cause its transfer agent to deliver DWAC Shares to a transferee of the Holders in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Holders have entered into a contract for sale prior to the Holders’ receipt of a notice from the Company of the happening of any event of the kind described in Section 3(o) or the first sentence of Section 3(f) and for which the Holders have not yet settled.

(d) The Holders covenant and agree that they shall comply with the prospectus delivery and other requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to a Registration Statement.

5. Expenses of Registration.

All expenses of the Company, other than sales or brokerage commissions and fees and disbursements of counsel for, and other expenses of, the Holders, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company (“Registration Expenses”). Notwithstanding the foregoing, in an Underwritten Offering, reasonable fees and expenses of one (1) legal counsel selected by the Participating Holders shall be paid by the Company.

6. Indemnification.

(a) In the event any Registrable Securities are included in any Registration Statement under this Agreement, to the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Holders, each of its directors, officers, shareholders, members, partners, employees, agents, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls the Holders within the meaning of the Securities Act or the Exchange Act and each of the directors, officers, shareholders, members, partners, employees, agents, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, a “Holder Party” and collectively, the “Holders Parties”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees, costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not a Holder Party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “Blue Sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented) or in any Prospectus Supplement or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Holders Parties, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by a Holder Party arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Holder Party for such Holder Party expressly for use in connection with the preparation of such Registration Statement, Prospectus or Prospectus Supplement or any such amendment thereof or supplement thereto; (ii) shall not be available to the Holders to the extent such Claim is based on a failure of the Holders to deliver or to cause to be delivered the Prospectus (as amended or supplemented) made available by the Company (to the extent applicable), including, without limitation, a corrected Prospectus, if such Prospectus (as amended or supplemented) or corrected Prospectus was timely made available by the Company pursuant to Section 3(d) and then only if, and to the extent that, following the receipt of the corrected Prospectus no grounds for such Claim would have existed; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Party and shall survive the transfer of any of the Registrable Securities by the Holders pursuant to Section 9.

(b) In connection with any Registration Statement in which a Holder is participating, such Holder agrees to severally and not jointly, indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Company Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information relating to the Holders furnished to the Company by the Holders expressly for use in connection with such Registration Statement, the Prospectus included therein or any Prospectus Supplement thereto; and, subject to Section 6(c) and the below provisos in this Section 6(b), the Holders shall reimburse a Company Party any legal or other expenses reasonably incurred by such Company Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holders, which consent shall not be unreasonably withheld or delayed; and provided, further that the Holders shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Holders as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement, Prospectus or Prospectus Supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Party and shall survive the transfer of any of the Registrable Securities by the Holders pursuant to Section 9.

(c) Promptly after receipt by an Holder Party or Company Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Holder Party or Company Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Holder Party or the Company Party (as the case may be); provided, however, an Holder Party or Company Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Holder Party or Company Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Holder Party or Company Party (as the case may be) and the indemnifying party, and such Holder Party or such Company Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Holder Party or such Company Party and the indemnifying party (in which case, if such Holder Party or such Company Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof on behalf of the indemnified party and such counsel shall be at the expense of the indemnifying party, provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for all Holders Parties or Company Parties (as the case may be). The Company Party or Holder Party (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Company Party or Holder Party (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Company Party or Holder Party (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Company Party or Holder Party (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Company Party or Holder Party (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Company Party. For the avoidance of doubt, the immediately preceding sentence shall apply to Sections 6(a) and 6(b) hereof. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Company Party or Holder Party (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Holder Party or Company Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d) No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

(e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred; provided that any Person receiving any payment pursuant to this Section 6 shall promptly reimburse the Person making such payment for the amount of such payment to the extent a court of competent jurisdiction determines that such Person receiving such payment was not entitled to such payment.

(f) The indemnity and contribution provisions contained herein shall be in addition to (i) any cause of action or similar right of the Company or Holder Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, the Holders shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Holders from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that the Holders have otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8. Reports Under the Exchange Act.

With a view to making available to the Holders the benefits of Rule 144, the Company agrees to:

(a) use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

(b) use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit any of the Company’s obligations under the Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

(c) furnish to the Holders, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting, submission and posting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the Commission if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration; and

(d) take such additional action as is reasonably requested by the Holders to enable the Holders to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s transfer agent as may be reasonably requested from time to time by the Holders and otherwise fully cooperate with Holders and Holders’s broker to effect such sale of securities pursuant to Rule 144.

9. Assignment of Registration Rights.

The Company shall not assign this Agreement or any of their respective rights or obligations hereunder. The Holders may assign this Agreement and their respective rights and obligations hereunder without the prior consent of the Company; provided, if the Holders assign such rights, then it will promptly notify the Company of such assignment.

10. Amendment or Waiver.

No provision of this Agreement may be amended or waived by the parties from and after the date that is one Trading Day immediately preceding the date of filing of the Initial Registration Statement with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11. Miscellaneous.

(a) Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be given in accordance with Section 11.2 of the Purchase Agreement.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal courts sitting in Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) The Transaction Documents set forth the entire agreement and understanding of the parties solely with respect to the subject matter thereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, solely with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to subject matter hereof not expressly set forth in the Transaction Documents. Notwithstanding anything in this Agreement to the contrary and without implication that the contrary would otherwise be true, nothing contained in this Agreement shall limit, modify or affect in any manner whatsoever (i) the Conditions to Closing contained in Article VII of the Purchase Agreement or (ii) any of the Company’s obligations under the Purchase Agreement.

(f) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective successors and the Persons referred to in Sections 6 and 7 hereof.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(h) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, Holders and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

HNR Acquisition Corp.

By:
Name:	Donald W. Orr
Title:	President

HOLDER:

CIC Pogo, LP

By:
Name:	Fouad Bashour
Title:	Manager

DenCo Resources, LLC

By:
Name:	John L. Denman, Jr.
Title:	President

4400 Holdings, LLC

By:
Name:	Kirk Pogoloff
Title:	Manager

Pogo Resources Management, LLC

By:
Name:	Kirk Pogoloff
Title:	Manager

[Signature Page]